UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $0.01 per share	WCC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 12, 2020, WESCO Distribution, Inc. (the “Issuer”), a wholly owned subsidiary of WESCO International, Inc. (the “Company”), completed its previously announced offering to eligible purchasers of $1,500 million aggregate principal amount of 7.125% senior notes due 2025 (the “5-Year Notes”) and $1,325 million aggregate principal amount of 7.250% senior notes due 2028 (the “8-Year Notes” and, together with the 5-Year Notes, the “Notes”). The 5-Year Notes were issued at a price of 100.000% of the aggregate principal amount thereof. The 8-Year Notes were issued at a price of 99.244% of the aggregate principal amount thereof.

The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of June 12, 2020, between the Company, the Issuer and U.S. Bank National Association, as trustee (the “Trustee”). The Notes of each series and related guarantees were issued in a private transaction exempt from the Securities Act of 1933, as amended (the “Securities Act”) and have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

The net proceeds from the sale of the Notes were approximately $2,758.5 million, after deducting the underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds from the issuance of the Notes, together with borrowings under its new and existing credit facilities and existing cash on hand, to finance the previously announced merger (the “Merger”) of WESCO and Anixter International Inc. (“Anixter”) and the other transactions contemplated by the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among the Company, Anixter and Warrior Merger Sub, Inc.  The use of proceeds will include (i) paying the cash portion of the Merger consideration to stockholders of Anixter, (ii) refinancing certain existing indebtedness of Anixter contemplated by the Merger Agreement, including financing the satisfaction and discharge, defeasance, redemption or other repayment in full of the 5.125% Senior Notes due 2021 of Anixter Inc., a wholly owned subsidiary of Anixter, financing payments in connection with the consent solicitations and tender offers in respect of Anixter Inc.’s 5.50% Senior Notes due 2023 and Anixter Inc.’s 6.00% Senior Notes due 2025, (iii) refinancing other indebtedness of the Company, and (iv) paying the fees, costs and expenses in connection with the foregoing.

The Notes are unsecured and unsubordinated obligations of the Issuer and are guaranteed on an unsecured, unsubordinated basis by the Company and, promptly following the consummation of the Merger, will be guaranteed on an unsecured, unsubordinated basis by Anixter Inc. The 5-Year Notes accrue interest at a rate of 7.125% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2020.  The 5-Year Notes will mature on June 15, 2025. The 8-Year Notes accrue interest at a rate of 7.250% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2020.  The 8-Year Notes will mature on June 15, 2028.

The Issuer may redeem all or a part of the 5-Year Notes at any time prior to June 15, 2022 by paying a “make-whole” premium plus accrued and unpaid interest, if any, to but excluding the redemption date. In addition, at any time prior to June 15, 2022, the Issuer may redeem up to 35% of the 5-Year Notes with the net cash proceeds from certain equity offerings. On or after June 15, 2022, the Issuer may redeem all or a part of the 5-Year Notes on the redemption dates and at the redemption prices specified in the Indenture. The Issuer may redeem all or a part of the 8-Year Notes at any time prior to June 15, 2023 by paying a “make-whole” premium plus accrued and unpaid interest, if any, to but excluding the redemption date. In addition, at any time prior to June 15, 2023, the Issuer may redeem up to 35% of the 8-Year Notes with the net cash proceeds from certain equity offerings. On or after June 15, 2023, the Issuer may redeem all or a part of the 8-Year Notes on the redemption dates and at the redemption prices specified in the Indenture.

The Issuer is obligated to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, upon the occurrence of certain change of control triggering events, subject to certain qualifications and exceptions. In addition, if (i) the consummation of the Merger does not occur on or before April 14, 2021 or (ii) the Issuer notifies the Trustee that it will not pursue the consummation of the Merger, the Issuer will be required to redeem each series of Notes then outstanding at a redemption price equal to 100% of the issue price of such series of Notes plus accrued and unpaid interest, if any, to but excluding the redemption date. Prior to the earlier of (a) the date of the consummation of the Merger and (b) the Special Mandatory Redemption Date (as defined in the Indenture), the gross proceeds of each series of Notes will not be used by the Issuer for any purpose and will remain in a bank account reasonably acceptable to the initial purchasers, subject to certain exceptions.

The Indenture contains certain covenants that, among other things, limit (i) the Company’s and its subsidiaries’ ability to pay dividends on or repurchase the Company’s capital stock, incur liens on assets, engage in certain sale and leaseback transactions or sell certain assets, and (ii) the Company’s and any guarantor’s ability to sell all or substantially all of its assets to, or merge or consolidate with or into, other persons, in the case of each of the foregoing, subject to certain qualifications and exceptions, including the termination of certain of these covenants upon the Notes receiving investment grade credit ratings.

The Indenture contains certain events of default, including, among other things, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the applicable series of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the applicable series of Notes.

Copies of the Indenture, the form of the 5-Year Notes and the form of the 8-Year Notes are attached to this current report on Form 8-K as exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing summary of the Indenture, the 5-Year Notes and 8-Year Notes does not purport to be complete and is qualified in their entirety by the complete text of each of such documents.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

In connection with the issuance of the Notes, the Company and the Issuer have updated the unaudited pro forma condensed combined financial information (i) as of March 31, 2020, (ii) for the three-month period ended March 31, 2020, (iii) for the year ended December 31, 2019 and (iv) for the twelve-month period ended March 31, 2020, as well as explanatory notes thereto (collectively, the “Unaudited Pro Forma Condensed Combined Financial Information”). The Unaudited Pro Forma Condensed Combined Financial Information is derived from the audited historical financial statements of the Company and its consolidated subsidiaries and of Anixter and its consolidated subsidiaries and from the unaudited historical financial statements of the Company and its consolidated subsidiaries and of Anixter and its consolidated subsidiaries, and adjusted to give effect to the Offering, the Merger and the related financing transactions (collectively, the “Transactions”).

The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the Unaudited Pro Forma Condensed Combined Financial Information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the Unaudited Pro Forma Condensed Combined Financial Information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the Unaudited Pro Forma Condensed Combined Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of June 12, 2020, between WESCO International, Inc., WESCO Distribution, Inc. and U.S. Bank National Association, as trustee.
4.2	Form of 7.125% Senior Note due 2025 (included as Exhibit A-1 to the Indenture filed as Exhibit 4.1 hereto).
4.3	Form of 7.250% Senior Note due 2028 (included as Exhibit A-2 to the Indenture filed as Exhibit 4.1 hereto).
99.1	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These forward-looking statements are identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO’s management as well as assumptions made by, and information currently available to, WESCO’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO’s and WESCO’s management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in WESCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, WESCO’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as well as WESCO’s other reports filed with the U.S. Securities and Exchange Commission.

These risks, uncertainties and assumptions also include the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on WESCO, Anixter or the combined company’s business, results of operations and financial condition, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that leverage of the combined company may be higher than anticipated and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO’s control.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Merger, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The registration statement was declared effective by the SEC on March 11, 2020 and the proxy statement/prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO’s website at http://wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter's website at http://investors.anixter.com/financials/sec-filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

June 12, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer